       As filed with the Securities and Exchange Commission on May 7, 1999
                                                   Registration No. 333-________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         FORM S-8 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  ADFORCE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                                            33-0694260
   (State or Other Jurisdiction                               (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                            10590 NORTH TANTAU AVENUE
                           CUPERTINO, CALIFORNIA 95014
          (Address of Principal Executive Offices, including Zip Code)

                                 1997 STOCK PLAN
                    STARPOINT SOFTWARE, INC. 1996 STOCK PLAN
                           1999 EQUITY INCENTIVE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                        1999 DIRECTORS STOCK OPTION PLAN
                          NON-PLAN STOCK OPTION GRANTS
                           (Full Titles of the Plans)

                                  JOHN A. TANNER
                             CHIEF FINANCIAL OFFICER
                                  ADFORCE, INC.
                            10590 NORTH TANTAU AVENUE
                           CUPERTINO, CALIFORNIA 95014
                                 (408) 873-3680
            (Name, Address and Telephone Number of Agent for Service)

                                   COPIES TO:

                            Gordon K. Davidson, Esq.
                           Laird H. Simons, III, Esq.
                               Mark A. Leahy, Esq.
                             Edward M. Urschel, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                           Palo Alto, California 94306

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
                                                              PROPOSED              PROPOSED
                                           AMOUNT              MAXIMUM              MAXIMUM           AMOUNT OF
          TITLE OF SECURITIES TO BE         TO BE          OFFERING PRICE          AGGREGATE         REGISTRATION
                 REGISTERED              REGISTERED           PER SHARE          OFFERING PRICE          FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value          2,749,523 (1)        $15.00 (2)           $41,242,845 (2)      $11,466
Common Stock, $0.001 par value          2,720,587 (3)        $ 2.375(4)           $ 6,461,395          $ 1,797
--------------------------------------------------------------------------------------------------------------------
                  TOTAL                 5,470,110                                                       13,263
--------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate of 2,249,523 shares available for grant under the 1999 Equity Incentive Plan, 200,000 shares reserved for issuance upon exercise of stock options under the 1999 Directors Stock Option Plan and 300,000 shares available for grant under the 1999 Employee Stock
      Purchase Plan.

(2) Estimated as of May 7, 1999 pursuant to Rule 457(c) solely pursuant for the purpose of calculating the registration fee.

(3) Represents certain shares subject to options outstanding as of May 7, 1999 under the 1997 Stock Plan and the StarPoint Software, Inc. 1996 Stock
      Plan and pursuant to Non-Plan Stock Option Grants.

(4) Weighted average per share exercise price for such outstanding options pursuant to Rule 457(h)(1).

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

       The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

       (a) The Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), which contains audited financial statements of the Registrant for the years ended December 31, 1997 and 1998.

       (b) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed under
               Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

       All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

       Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

       Fenwick & West LLP, Palo Alto, California, will pass upon the validity of the shares of Common Stock offered hereby. A partnership comprised of certain partners at Fenwick & West LLP owns 3,640 shares of Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

       As permitted by Section 145 of the Delaware General Corporation Law, Registrant's Certificate of Incorporation limits, to the maximum extent permitted by Delaware law, the personal liability of directors for monetary damages for their conduct as a director, except for liability (a) for any breach of the director's duty of loyalty to Registrant or its stockholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law; (c) under Section 174 of the Delaware General Corporation Law regarding unlawful dividends and stock purchases; or (d) for any transaction from which the director derived an improper personal benefit.

       As permitted by the Delaware General Corporation Law, Registrant's
Bylaws provide that (a) Registrant must indemnify its directors and officers to the fullest extent permitted by the Delaware law, provided that each indemnified officer and director acted in good faith and in a manner that the officer or director reasonably believed to be in or not opposed to Registrant's best interests; (b) Registrant may indemnify its other employees and agents to the same extent that it indemnify its officers and directors, unless otherwise required by law, Registrant's Certificate of Incorporation or Bylaws, or any agreements; (c) Registrant must advance expenses, as incurred, to Registrant's directors and officers in connection with a legal proceeding to the fullest extent permitted by Delaware law, subject to very limited exceptions; and (d) the rights conferred in Registrant's Bylaws are not exclusive.

       Registrant has entered into Imdemnity Agreements with each of its current directors and officers to provide for the indemnification of Registrant's officers and directors for all expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were agents of Registrant.

       Reference is also made to Section 7 of the Underwriting Agreement relating to Registrant's initial public offering, effected pursuant to a registration statement on Form S-1, which provides for the indemnification of officers, directors and controlling persons of Registrant against certain liabilities.

       Registrant maintains a policy of directors' and officers' liability insurance which covers certain matters, including matters arising under the Securities Act.

       See also the undertakings set out in response to Item 9.

ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED.

       Not applicable.

ITEM 8.        EXHIBITS.

     Exhibit
      Number                       Exhibit Title
      ------      --------------------------------------------------
        4.1       Registrant's First Amended and Restated Certificate of
                  Incorporation (incorporated herein by reference to Exhibit
                  3.1 of Registrant's Registration Statement on Form S-1, File
                  No. 333-73231,originally filed with the Commission on March
                  2, 1999, as subsequently amended (the "Form S-1")).

        4.2       Registrant's Second Amended and Restated Certificate of
                  Incorporation (incorporated herein by reference to Exhibit
                  3.2 of the Form S-1).

        4.3 Registrant's Restated Bylaws, as amended (incorporated herein by reference to Exhibit 3.3 of the Form S-1).

        4.4 Specimen Stock Certificate (incorporated herein by reference to Exhibit 4.1 of the Form S-1).

        4.5 Amended and Restated Investors' Rights Agreement by and between Imgis, Inc. and certain investors dated as of July
                  15, 1998 (incorporated herein by reference to Exhibit 4.2 of the Form S-1).

        4.6       Amended and Restated Voting Agreement by and between Imgis,
                  Inc. and certain investors dated as of July 15, 1998
                  (incorporated herein by reference to Exhibit 4.3 of the Form
                  S-1).

        4.7 Imgis, Inc. 1997 Stock Plan (incorporated herein by reference to Exhibit 10.3 of the Form S-1).

        4.8 Registrant's 1999 Equity Incentive Plan and associated documents (incorporated herein by reference to Exhibit 10.4 of the Form S-1).

        4.9 Registrant's 1999 Directors Stock Option Plan and associated documents (incorporated herein by reference to Exhibit 10.5 of the Form S-1).

                                       3

       4.10 Registrant's 1999 Employee Stock Purchase Plan and associated documents (incorporated herein by reference to Exhibit 10.6 of the Form S-1).

        5.1       Opinion of Fenwick & West LLP

       23.1       Consent of Fenwick & West LLP (included in Exhibit 5.1)

       23.2       Consent of Ernst & Young LLP, Independent Auditors

       24.1       Power of Attorney (see page 6).

ITEM 9.        UNDERTAKINGS.

       The undersigned Registrant hereby undertakes:

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference in the registration statement.

       (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (4) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

       (5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                     SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on this 7th day of May 1999.

                                     ADFORCE, INC.


                                 By:  /s/ Charles W. Berger
                                     -------------------------------------
                                     Charles W. Berger
                                     President, Chairman of the Board of
                                     Directors and Chief Executive Officer


                                 POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Charles W. Berger and John A. Tanner, and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on May 7, 1999 by the following persons in the capacities indicated:


          Signature                                   Title


      /s/ Charles W. Berger          President, Chief Executive Officer and
--------------------------------     Chairman of the Board of Directors
        Charles W. Berger

       /s/ John A. Tanner            Vice President, Finance and Chief Financial
--------------------------------     Officer
         John A. Tanner

      /s/ Eric Di Benedetto          Director
--------------------------------
        Eric Di Benedetto

      /s/ Mark P. Gorenberg          Director
--------------------------------
        Mark P. Gorenberg

      /s/ J. Neil Weintraut          Director
--------------------------------
        J. Neil Weintraut

        /s/ Dirk A. Wray             Director
--------------------------------
          Dirk A. Wray

                                   ADFORCE, INC.

                         REGISTRATION STATEMENT ON FORM S-8

                                 INDEX TO EXHIBITS

     Exhibit
      Number             Exhibit Title
     -------             -------------
        4.1      Registrant's First Amended and Restated Certificate of
                 Incorporation (incorporated herein by reference to Exhibit
                 3.1 of Registrant's Registration Statement on Form S-1, File
                 No. 333-73231,originally filed with the Commission on March
                 2, 1999, as subsequently amended (the "Form S-1")).

        4.2      Registrant's Second Amended and Restated Certificate of
                 Incorporation (incorporated herein by reference to Exhibit
                 3.2 of the Form S-1).

        4.3 Registrant's Restated Bylaws, as amended (incorporated herein by reference to Exhibit 3.3 of the Form S-1).

        4.4 Specimen Stock Certificate (incorporated herein by reference to Exhibit 4.1 of the Form S-1).

        4.5 Amended and Restated Investors' Rights Agreement by and between Imgis, Inc. and certain investors dated as of July
                 15, 1998 (incorporated herein by reference to Exhibit 4.2 of the Form S-1).

        4.6      Amended and Restated Voting Agreement by and between Imgis,
                 Inc. and certain investors dated as of July 15, 1998
                 (incorporated herein by reference to Exhibit 4.3 of the Form
                 S-1).

        4.7 Imgis, Inc. 1997 Stock Plan (incorporated herein by reference to Exhibit 10.3 of the Form S-1).

        4.8 Registrant's 1999 Equity Incentive Plan and associated documents (incorporated herein by reference to Exhibit 10.4 of the Form S-1).

        4.9 Registrant's 1999 Directors Stock Option Plan and associated documents (incorporated herein by reference to Exhibit 10.5 of the Form S-1).

       4.10 Registrant's 1999 Employee Stock Purchase Plan and associated documents (incorporated herein by reference to Exhibit 10.6 of the Form S-1).

        5.1      Opinion of Fenwick & West LLP

       23.1      Consent of Fenwick & West LLP (included in Exhibit 5.1)

       23.2      Consent of Ernst & Young LLP, Independent Auditors

       24.1      Power of Attorney (see page 6).